OPPENHEIMER  QUEST GLOBAL VALUE  FUND, INC.
                  Supplement dated January 1, 1997 to the
                     Prospectus dated  March 15, 1996

The Prospectus is changed as follows:

1. In addition to paying dealers the regular commission for (1) sales of Class A shares stated in the sales charge table in "Buying Class A Shares" on page 28, (2) sales of Class B shares described in the fourth paragraph in "Distribution and Service Plans for Class B and Class C Shares" on page 35, and (3) sales of Class C shares described in the fifth paragraph in "Distribution and Service Plans for Class B and Class C Shares" on page 35, the Distributor will pay additional commission to each broker, dealer and financial institution that has a sales agreement with the Distributor and agrees to accept that additional commission (these are referred to as "participating firms") for Class A, Class B and Class C shares of the Fund sold in "qualifying transactions" (the "promotion"). The additional commission will be 1.00% of the offering price of shares of the Fund sold by a registered representative or sales representative of a participating firm during the promotion. If the additional commission is paid on the sale of Class A shares of $500,000 or more or the sale of Class A shares to a SEP IRA with 100 or more eligible participants and those shares are redeemed within 13 months from the end of the month in which they were purchased, the participating firm will be required to return the additional commission.

     "Qualifying transactions" are aggregate sales of $150,000 or more of Class A, Class B and/or Class C shares of any one or more of the Oppenheimer funds (except money market funds and municipal bond funds) for rollovers or trustee-to-trustee transfers to (1) IRAs, rollover IRAs, SEP IRAs and SAR-SEP IRAs, using the OppenheimerFunds, Inc. prototype IRA agreement, if the rollover contribution or the trustee-to-trustee payment is received during the period from January 1, 1997 through April 15, 1997 (the "promotion period"), and (2) IRAs, rollover IRAs, SEP IRAs and SAR-SEP IRAs using the A.G. Edwards & Sons, Inc. prototype IRA agreement, where the rollover contribution or trustee-to-trustee
payment is received during the promotion period.   "Qualifying
transactions" also include purchases of shares of Oppenheimer funds for OppenheimerFunds or A.G. Edwards & Sons, Inc. prototype IRAs, rollover IRAs, SEP IRAs and SAR-SEP IRAs effected through a rollover by an investor, or through a direct rollover or trustee-to-trustee transfer from another retirement plan trustee, of IRA assets or other employee benefit plan assets from an account or investment other than an account or investment in the Oppenheimer funds. The payment for the shares purchased for a rollover to an OppenheimerFunds prototype IRA or for a rollover, direct rollover or trustee-to-trustee transfer to an A.G. Edwards & Sons, Inc. prototype IRA must be received during the promotion period, or the acceptance of a direct rollover or trustee-to-trustee transfer to an OppenheimerFunds prototype IRA must be acknowledged by the trustee of the OppenheimerFunds prototype IRA during the promotion period. "Qualifying transactions" do not include (1) purchases of Class A shares intended but not yet made under a Letter of Intent, and (2) purchases of Class A, Class B and/or Class C shares with the redemption proceeds from an existing Oppenheimer funds account.

2.   The first paragraph of the section captioned "Class A
Contingent Deferred Sales Charge" in "Buying Class A Shares" on page 28, is revised by adding the following subparagraph:

       Purchases by a retirement plan qualified under section
401(a) if the retirement plan has total plan assets of $500,000 or more.

January 1, 1997                                                  PS0254.006